EXHIBIT 10.25


                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT ("Agreement") is made as of the 1st day of July, 2001, by STANLEY E. ORDER, M.D., P.C., a professional corporation organized under the laws of the State of New York ("Debtor"), for the benefit of ISOTOPE SOLUTIONS, INC., a New York corporation ("Creditor").

        1. DEFINITIONS OF TERMS USED HEREIN.

           (a) "Collateral" means all of Debtor's right, title and interest in, to and under the following:

                (i) all of Debtor's accounts, proceeds from accounts, contract rights, instruments, documents, chattel paper, including but not limited to Debtor's rights under any and all agreements (collectively the "Income Sources");

                (ii) all guarantees, security, and liens that Debtor may hold for the payment of performance of any item of Collateral (including, without limitation, all rights of stoppage in transit, replevin, and reclamation and as an unpaid vendor or lienor);

                (iii) all rights to goods represented by any item of Collateral or the sale of which goods gave rise to any item of Collateral including, without limitation, all rights upon return, replevin, or repossession of such goods, all documents of title, warehouse receipts, bills of lading, books, records and other documents relating to any of the Collateral;

                (iv)    Debtor's goodwill;

                (v) all books, records, and lists, related to the Collateral in whatever form maintained;

                (vi) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

           (b) "Liability" or "liabilities" means all obligations of Debtor to the Creditor, whether now existing or hereafter arising, under the Note.

           (c) "Note" means the Revolving Note of Debtor to the Creditor of even date herewith in the aggregate unpaid principal amount of Two Hundred Thousand Dollars ($200,000).


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           (d) "Proceeds" means whatever is received when Collateral is sold, exchanged, licensed, leased, collected or otherwise disposed of (whether permanently, temporarily, exclusively or nonexclusively) and includes the account arising when the right to payment is earned under a contract.

           (e) "Security Interest" means a lien or other interest in Collateral that secures payment of a Liability or performance of an obligation.

        2. SECURITY INTEREST

           (a) As security for the payment in full of principal, interest and performance of the Note and all other Liabilities of Debtor to the Creditor, Debtor hereby grants to the Creditor a Security Interest in the Collateral and all Proceeds arising therefrom and any and all products of the Collateral.

           (b) Debtor represents that it is the sole lawful owner of the Collateral attributable to it, free and clear of any liens and encumbrances that have not been previously disclosed in writing to the Creditor, and has the right and power to pledge, sell, assign and transfer absolute title thereto to Creditor and that no financing statement covering the Collateral, other than the Creditor's, has been filed with respect to any Collateral.

           (c) Debtor agrees that the Security Interest shall be a first priority security interest in the Collateral, senior and prior in payment to all other indebtedness and obligations of Debtor to third parties.

        3. USE OF COLLATERAL

        Until the occurrence of an Event of Default (as defined below), Debtor may use the Collateral in any lawful manner.

        4. INSURANCE

        Omitted.

        5. DEFAULT

        Each of the following shall constitute an Event of Default hereunder:

                (a) any Event of Default (as defined in the Note) not cured by the end of any applicable cure period;

                (b) if the Debtor shall or shall attempt to (i) sell, encumber or otherwise dispose of the Collateral or any interest therein, (ii) conceal, hire out or let the Collateral, (iii) misuse or abuse the Collateral, or
                        (iv) use or allow the use of the Collateral in connection with any undertaking prohibited by law;

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                (c)     if the Collateral shall be attached, levied upon, seized
                        in any legal proceedings, or held by virtue of any lien or distress;

                (d) if the Debtor shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which the Debtor shall have set aside on its books adequate reserves with respect to such taxes as are required by generally accepted accounting principles as in effect;

                (e) if the Debtor shall breach any of the covenants, agreements or representations contained herein or in the Note; or

                (f) if there shall occur any loss, theft, damage or destruction of any material item or part of the Collateral for which, in the opinion of the Creditor, there is insufficient insurance coverage.

        Upon the occurrence of any one or more of the foregoing Events of Default, in addition to any rights that may exist under and pursuant to the Note, (1) all Liabilities shall become immediately due and payable, and (2) the Debtor agrees upon demand of the Creditor to deliver the Collateral to or for the benefit of the Creditor, or Creditor may, with or without legal process, and with or without previous notice or demand for performance, enter any premises where the Collateral may be, and take possession of the same, together with anything therein; and the Creditor may make disposition of the Collateral subject to any and all applicable provisions of law. If the Collateral is sold at public sale, the Creditor may purchase the Collateral at such sale. The Creditor, provided a statutory notice of default has been sent, may retain from the proceeds of such sale all reasonable costs incurred in said taking and sale and also, all sums then owing by the Debtor, and any amounts in excess of such sums resulting from any such sale shall be paid to the Debtor.

        6. GENERAL AGREEMENTS.

           (a) Debtor agrees to allow the Creditor, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the books and records of Debtor relating to the Collateral.

           (b) Debtor promptly will pay when due all taxes and assessments upon the Collateral or for its use or operation or upon the Proceeds thereof or upon this Agreement or upon any instrument or instruments evidencing the Liabilities, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which the Debtor shall have set aside on its books adequate reserves with respect to such taxes as are required by GAAP.

           (c) At its option, the Creditor may discharge taxes, liens or Security Interests or other encumbrances at any time levied or placed on the Collateral, and obtain insurance and pay for the maintenance and preservation of

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the Collateral, and the Debtor agrees to reimburse the Creditor on demand for any payment made or any expense incurred by the Creditor pursuant to the foregoing authorization, including counsel fees and disbursements incurred or expended by the Creditor in connection with this Agreement.

           (d) Debtor hereby authorizes the Creditor to file financing statements under the Uniform Commercial Code and any amendments thereto or extensions thereof without the signature of Debtor. Such authorization is limited to the Security Interest granted by this Agreement.

           (e) The Creditor shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver is in writing and signed by the Creditor. No delay or omission on the part of the Creditor in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Creditor, whether evidenced hereby or by the Note or other instrument or paper, shall be cumulative and may be exercised singly or concurrently.

        7. EXECUTION BY CREDITOR.

        This Agreement shall take effect immediately upon execution by Debtor, and the execution hereof by the Creditor shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Creditor is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Creditor is required for such purposes.

        8. CONTINUING SECURITY INTEREST; ASSIGNMENT.

        This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of the Liabilities and such time as the Note shall not remain outstanding. If at any time or times, by sale, assignment, negotiation, pledge or otherwise, the Creditor shall transfer any Liability or Liabilities, which the Creditor shall at all times be free to do, such transfer shall carry with it Creditor's rights, powers and remedies under this Agreement with respect to the Liability transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer, unless, and then only to the extent, that the terms of such transfer otherwise provide. If and to the extent the Creditor retains any other Liability or Liabilities, the Creditor shall continue to have the rights, powers and remedies herein set forth with respect thereto.






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        9. MISCELLANEOUS.

        This Agreement shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of the Creditor and its heirs, executors, beneficiaries, successors and assigns. Debtor shall not assign this Agreement except with the express written consent of the Creditor. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If one or more provisions of this Agreement are held to be prohibited, invalid or unenforceable under applicable law, such provision will be effective to the fullest extent possible excluding the terms affected by such prohibition, invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. If the prohibition, invalidity or unenforceability referred to in the prior sentence requires such provision to be excluded from this Agreement in its entirety, the balance of this Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. This Agreement and the rights and obligations of the Creditor and Debtor hereunder shall be governed by and construed in accordance with the substantive laws of the State of New York, except only to the extent that the validity or perfection of the Security Interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. This Agreement shall terminate at such time as the Note has been fully paid or converted in accordance with its terms.

        IN WITNESS WHEREOF, the undersigned Debtor has executed this Security Agreement as of the date first above written.

                                     STANLEY E. ORDER, M.D., P.C.


                                     By:
                                         -----------------------------
                                         Name:
                                         Title:

















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